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                                                                    EXHIBIT 10.8

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                                PLEDGE AGREEMENT

                                     between

                    TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                   as PLEDGEE

                          Dated as of February 4, 2004

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                                PLEDGE AGREEMENT

                  PLEDGE AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of February 4, 2004, between Town Sports International Holdings, Inc., a Delaware corporation (the "Pledgor"), and Deutsche Bank Trust Company Americas, as collateral agent (together with any successor collateral agent, the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

                  WHEREAS, Town Sports International, Inc. (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), and Deutsche Bank Trust Company Americas, as administrative agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of April 16, 2003 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of, the Borrower, all as contemplated therein (the Lenders, each Issuing Lender, the Administrative Agent and the Pledgee are herein called the "Lender Creditors");

                  WHEREAS, pursuant to the Holdco Guaranty, the Pledgor has guaranteed the payment and performance when due of all Guaranteed Obligations as described therein;

                  WHEREAS, the Borrower and/or one or more of its Subsidiaries may have entered into, or may at any time and from time to time after the date hereof enter into, one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lender Creditors or any affiliate thereof (each such Lender Creditor or affiliate, even if the respective Lender Creditor subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender Creditor's or affiliate's successors and assigns, if any, collectively, the "Other Creditors" and, together with the Lender Creditors, the "Secured Creditors");

                  WHEREAS, it is a condition precedent to the First Amendment Effective Date that the Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, the Pledgor will obtain benefits from the incurrence of Loans by the Borrower and the issuance of Letters of Credit for the account of the Borrower under the Credit Agreement and the entering into by the Borrower and/or one or more of its Subsidiaries of Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, desires to enter into this Agreement in order to satisfy the conditions described in the preceding recital;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the

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Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by the Pledgor for the benefit of the Secured Creditors to secure:

                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest, reimbursement obligations (both actual and contingent) under Letters of Credit, fees, costs, and indemnities (including in each case, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Pledgor or any Subsidiary thereof at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) of the Pledgor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which the Pledgor is a party (including all such obligations, liabilities and indebtedness of the Pledgor under the Holdco Guaranty) and the due performance and compliance by the Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations, liabilities or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

                  (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, in each case, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Pledgor or any of its Subsidiaries at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by the Pledgor to the Other Creditors under, or with respect to (including all such obligations, liabilities and indebtedness of the Pledgor under the Holdco Guaranty), each Interest Rate Protection Agreement and Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising and the due performance and compliance by the Pledgor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause (ii) being herein collectively called the "Other Obligations");

                  (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

                  (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Pledgor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing

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         of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  2. DEFINITIONS. (a) Reference to singular terms shall include the plural and vice versa.

                  (b) The following capitalized terms used herein shall have the definitions specified below:

                  "Administrative Agent" shall have the meaning set forth in the recitals hereto.

                  "Adverse Claim" shall have the meaning given such term in
Section 8-102(a)(1) of the UCC.

                  "Agreement" shall have the meaning set forth in the first paragraph hereof.

                  "Borrower" shall have the meaning set forth in the recitals hereto.

                  "Certificated Security" shall have the meaning given such term in Section 8-102(a)(4) of the UCC.

                  "Clearing Corporation" shall have the meaning given such term in Section 8-102(a)(5) of the UCC.

                  "Collateral" shall have the meaning set forth in Section 3.1 hereof.

                  "Collateral Accounts" shall mean any and all accounts established and maintained by the Pledgee in the name of the Pledgor to which Collateral may be credited.

                  "Credit Agreement" shall have the meaning set forth in the recitals hereto.

                  "Credit Document Obligations" shall have the meaning set forth in Section 1(i) hereof.

                  "Equity Interest" of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) equity of such Person, including, without limitation, any common stock, preferred stock, any limited or general partnership interest and any limited liability company membership interest.

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                  "Event of Default" shall mean any Event of Default (or similar term) under, and as defined in, the Credit Agreement or in any Interest Rate Protection Agreement or Other Hedging Agreement entered into with an Other Creditor and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

                  "Exempted Foreign Entity" shall mean any Foreign Subsidiary of the Pledgor that is treated as a corporation or an association taxable as a corporation for U.S. Federal income tax purposes.

                  "Financial Asset" shall have the meaning given such term in
Section 8-102(a)(9) of the UCC.

                  "Foreign Subsidiary" shall have the meaning provided in the Credit Agreement.

                  "Indemnitees" shall have the meaning set forth in Section 11 hereof.

                  "Instrument" shall have the meaning given such term in Section 9-102(a)(47) of the UCC.

                  "Investment Property" shall have the meaning given such term in Section 9-102(a)(49) of the UCC.

                  "Lender Creditors" shall have the meaning set forth in the recitals hereto.

                  "Lenders" shall have the meaning set forth in the recitals hereto.

                  "Limited Liability Company Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned by the Pledgor or represented by any Limited Liability Company Interest.

                  "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by the Pledgor in any limited liability company.

                  "Location" of the Pledgor shall mean the Pledgor's "location" as determined pursuant to Section 9-307 of the UCC.

                  "Non-Voting Equity Interests" shall mean all Equity Interests of any Foreign Subsidiary of the Pledgor which are not Voting Equity Interests.

                  "Notes" shall mean all promissory notes from time to time issued to, or held by, the Pledgor.

                  "Obligations" shall have the meaning set forth in Section 1 hereof.

                  "Other Creditors" shall have the meaning set forth in the recitals hereto.

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                  "Other Obligations" shall have the meaning set forth in
Section 1(ii) hereof.

                  "Partnership Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

                  "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by the Pledgor in any general partnership or limited partnership.

                  "Person" means any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "Pledged Notes" shall have the meaning set forth in Section
3.5 hereof.

                  "Pledgee" shall have the meaning set forth in the first paragraph hereof.

                  "Pledgor" shall have the meaning set forth in the first paragraph hereof.

                  "Proceeds" shall have the meaning given such term in Section 9-102(a)(64) of the UCC and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Pledgee or the Pledgor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Registered Organization" shall mean a "registered organization" as such term is defined in Section 9-102 (a) (70) of the UCC.

                  "Required Lenders" shall have the meaning given such term in the Credit Agreement.

                  "Required Secured Creditors" shall have the meaning provided in the Holdco Security Agreement.

                  "Secured Creditors" shall have the meaning set forth in the recitals hereto.

                  "Secured Debt Agreements" shall mean and include (x) this Agreement, (y) the other Credit Documents and (z) the Interest Rate Protection Agreements and Other Hedging Agreements entered into with any Other Creditor.

                  "Securities Account" shall have the meaning given such term in
Section 8-501(a) of the UCC.

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                  "Securities Act" shall mean the Securities Act of 1933, as amended, as in effect from time to time.

                  "Securities Intermediary" shall have the meaning given such term in Section 8-102(14) of the UCC.

                  "Security" and "Securities" shall have the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event also include all Stock and all Notes.

                  "Security Entitlement" shall have the meaning given such term in Section 8-102(a)(17) of the UCC.

                  "Stock" shall mean all of the issued and outstanding shares of capital stock at any time owned by the Pledgor of any corporation.

                  "Subsidiary" means, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

                  "Termination Date" shall have the meaning set forth in Section 20 hereof.

                  "Transmitting Utility" shall mean a "transmitting utility" as such term is defined in Section 9-102(a)(80) of the UCC.

                  "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

                  "Uncertificated Security" shall have the meaning given such term in Section 8-102(a)(18) of the UCC.

                  "Voting Equity Interests" of any Foreign Subsidiary of the Pledgor shall mean all classes of Equity Interests of such Foreign Subsidiary entitled to vote.

                  3. PLEDGE OF SECURITIES, ETC.3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by the Pledgor, the Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of its right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

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                  (a)      each of the Collateral Accounts, including any and
all assets of whatever type or kind deposited by the Pledgor in each such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in each such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

                  (b) all Securities owned or held by the Pledgor from time to time and all options and warrants owned by the Pledgor from time to time to purchase Securities;

                  (c) all Limited Liability Company Interests owned by the Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

                           (A) all the capital thereof and its interest in all profits, losses, Limited Liability Company Assets and other distributions to which the Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                           (B) all other payments due or to become due to the Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (C)      all of its claims, rights, powers,
                  privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                           (D) all present and future claims, if any, of the Pledgor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                           (E) all of the Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of the Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option

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                  or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                           (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (d) all Partnership Interests owned by the Pledgor from time to time and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

                           (A) all the capital thereof and its interest in all profits, losses, Partnership Assets and other distributions to which the Pledgor shall at any time be entitled in respect of such Partnership Interests;

                           (B) all other payments due or to become due to the Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (C)      all of its claims, rights, powers,
                  privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                           (D) all present and future claims, if any, of the Pledgor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                           (E) all of the Pledgor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of the Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any

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                  checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                           (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (e) all Security Entitlements owned by the Pledgor from time to time in any and all of the foregoing;

                  (f) all Financial Assets and Investment Property owned by the Pledgor from time to time; and

                  (g)      all Proceeds of any and all of the foregoing;

provided that (x) except in the circumstances and to the extent provided by
Section 8.13 of the Credit Agreement and determined as if such Section 8.13 was applicable to the Pledgor (in which case this clause (x) shall no longer be applicable), the Pledgor shall not be required at any time to pledge hereunder more than 65% of the total combined voting power of all classes of Voting Equity Interests of any Exempted Foreign Entity and (y) the Pledgor shall be required to pledge hereunder 100% of the Non-Voting Equity Interests of each Exempted Foreign Entity at any time and from time to time acquired by the Pledgor, which Non-Voting Equity Interests shall not be subject to the limitations described in preceding clause (x).

                  3.2 Procedures. (a) To the extent that the Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, the Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 Business Days after it obtains such Collateral) for the benefit of the Pledgee and the other Secured Creditors:

                  (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), the Pledgor shall deliver such Certificated Security to the Pledgee, indorsed to the Pledgee or indorsed in blank;

                  (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), the Pledgor shall cause the issuer of such Uncertificated Security (or, in the case of an issuer that is not a Subsidiary of the Pledgor, will use its reasonable efforts to cause such issuer) to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex H hereto (appropriately completed to the reasonable satisfaction of the Pledgee and with such modifications, if any, as shall be reasonably satisfactory to the Pledgee) pursuant to

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         which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security originated by any other Person other than a court of competent jurisdiction;

                  (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required (x) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (y) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a) and (c), 9-106 and 8-106(d) of the UCC). The Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing;

                  (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), (x) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof, and (y) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii) hereof;

                  (v) with respect to any Note, delivery of such Note to the Pledgee, indorsed to the Pledgee or indorsed in blank; and

                  (vi) with respect to cash proceeds from any of the Collateral described in Section 3.1 hereof for which the Pledgee is entitled to retain pursuant to the terms of this Agreement, (i) establishment by the Pledgee of a cash account in the name of the Pledgor over which the Pledgee shall have "exclusive and absolute control" and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such cash account.

                  (b) In addition to the actions required to be taken pursuant to Section 3.2(a) hereof, the Pledgor shall take the following additional actions with respect to the Securities and Collateral:

                  (i) with respect to all Collateral of the Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the Pledgor shall take all actions as may be reasonably requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

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                  (ii)     the Pledgor shall from time to time cause appropriate
         financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant
         States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC).

                  3.3 Subsequently Acquired Collateral. If the Pledgor shall acquire (by purchase, stock dividend or similar distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, the Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by an authorized officer of the Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) such supplements to Annexes A through G hereto as are reasonably necessary to cause such annexes to be complete and accurate at such time. Without limiting the foregoing, the Pledgor shall be required to pledge hereunder the Equity Interests of any Exempted Foreign Entity at any time and from time to time after the date hereof acquired by the Pledgor, provided that (x) except in the circumstances and to the extent provided by Section 8.13 of the Credit Agreement and determined as if such
Section 8.13 was applicable to the Pledgor, the Pledgor shall not be required at any time to pledge hereunder more than 65% of the total combined voting power of all classes of Voting Equity Interests of any Exempted Foreign Entity and (y) the Pledgor shall be required to pledge hereunder 100% of the Non-Voting Equity Interests of each Exempted Foreign Entity at any time and from time to time acquired by the Pledgor.

                  3.4 Transfer Taxes. Each pledge of Collateral under Section
3.1 or Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

                  3.5 Definition of Pledged Notes. All Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes."

                  3.6 Certain Representations and Warranties Regarding the Collateral. The Pledgor represents and warrants that on the date hereof: (i) the exact legal name of the Pledgor, the type of organization of the Pledgor, whether or not the Pledgor is a Registered Organization, the jurisdiction of organization of the Pledgor, the Pledgor's Location, the organizational identification number (if any) of the Pledgor, and whether or not the Pledgor is a Transmitting Utility, is listed on Annex A hereto; (ii) each Subsidiary of the Pledgor, and the direct ownership thereof, is listed in Annex B hereto; (iii) the Stock (and any warrants or options to purchase Stock) held by the Pledgor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex C hereto; (iv) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex C hereto; (v) the Notes held by the Pledgor consist of the promissory notes described in Annex D hereto where the Pledgor is listed as the lender; (vi) the Limited Liability Company Interests held by the Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (vii) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex E hereto; (viii) the Partnership Interests held by the Pledgor consist of the number and type of interests of the Persons described in Annex F hereto; (ix) each such Partnership Interest constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex F hereto; (x) the exact address of the chief executive office of the Pledgor is listed on Annex G hereto; (xi) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes B through F hereto; and (xi) on the date hereof, the Pledgor owns no other Securities, Stock, Notes, Limited Liability Company Interests or Partnership Interests.

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. If and to the extent necessary to enable the Pledgee to perfect its security interest in any of the Collateral or to exercise any of its remedies hereunder, the Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate, result in a breach of any covenant contained in, or be inconsistent with any of the terms of any Secured Debt Agreement, or which could reasonably be expected to have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral, unless expressly permitted by the terms of the Secured Debt Agreements. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the Pledgor, provided, that all cash dividends payable in respect of the Pledged Stock which are reasonably determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral. The Pledgee shall be entitled to receive directly, and to retain as part of the
Collateral:

                  (i) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

                  (ii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash but only if an Event of Default then exists) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash but only if an Event of Default then exists) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization.

All dividends, distributions or other payments which are received by the Pledgor contrary to the provisions of this Section 6 and Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                  7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. If there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the Pledgor;

                  (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

                  (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                  (iv) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so);

                  (v) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or, notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' written notice of the time and place of any such sale shall be given to -------- the Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security or the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

                  (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

                  8. REMEDIES, CUMULATIVE, ETC. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, in each case, acting upon the instructions of the Required Secured Creditors, and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement and the Security Agreement.

                  9. APPLICATION OF PROCEEDS. (a) All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in the Holdco Security Agreement.

                  (b) It is understood and agreed that the Pledgor shall remain liable with respect to its Obligations to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of such Obligations.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. The Pledgor agrees (i) to indemnify and hold harmless the Pledgee and each other Secured Creditor (in their capacity as such) and their respective successors, assigns, employees, advisors, agents and affiliates (individually an "Indemnitee," and collectively, the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs and expenses, including reasonable attorneys' fees, in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder (but excluding any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)). In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this
Section 11 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of the Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements and Other Hedging Agreements and Letters of Credit, and the payment of all other Obligations and notwithstanding the discharge thereof.

                  12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER.
(a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or a Partnership Interest pursuant hereto and is admitted as a member or partner of the respective Limited Liability Company or

Partnership, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, the Pledgor and/or any other Person.

                  (b)      Except as provided in the last sentence of paragraph
(a) of this Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to the Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or the Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.

                  (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of the Pledgor as a result of the pledge hereby effected.

                  (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

                  13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) The Pledgor agrees that it will join with the Pledgee in executing and, at the Pledgor's own expense, file and refile under the UCC or other applicable law such financing statements, continuation statements and other documents, in form reasonably acceptable to the Pledgee, in such offices as the Pledgee may deem reasonably necessary and wherever required by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem reasonably necessary to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  (b) The Pledgor hereby appoints the Pledgee the Pledgor's attorney-in-fact with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, to act from time to time solely after the occurrence and during the continuance of an Event of Default, in the Pledgee's reasonable discretion, to take any action and to execute any instrument which the Pledgee may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.

                  14. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by each Secured Creditor that by accepting the benefits of this Agreement, each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Credit Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

                  15. TRANSFER BY THE PLEDGOR. The Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein.

                  16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR.

                  (a)      The Pledgor represents, warrants and covenants that:

                  (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all of its Collateral consisting of one or more Securities, Partnership Interests and Limited Liability Company Interests and that it has sufficient interest in all of its Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement);

                  (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

                  (iii) this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

                  (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of the Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by the Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement, (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

                  (v) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Pledgor, or of the certificate or articles of incorporation, or by-laws of the Pledgor, or of any securities issued by the Pledgor or any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other material contract, agreement or instrument or undertaking to which the Pledgor or any of its Subsidiaries is a party or which purports to be binding upon the Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of the Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

                  (vi) all of the Collateral (consisting of Securities, Limited Liability Company Interests or Partnership Interests) has been duly and validly issued and acquired, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

                  (vii) each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

                  (viii) the pledge and collateral assignment and possession by the Pledgee of the Collateral consisting of Certificated Securities and Pledged Notes pursuant to this Agreement creates a valid and perfected first priority security interest in such Certificated Securities and Pledged Notes, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of the Pledgor which would include the Securities and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

                  (ix) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities (including, Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC.

                  (b) The Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors

                  (c) The Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

                  17. LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS;

CHANGES THERETO; ETC. The exact legal name of the Pledgor, the type of organization of the Pledgor, whether or not the Pledgor is a Registered Organization, the jurisdiction of organization of the Pledgor, the Pledgor's Location, the organizational identification number (if any) of the Pledgor, and whether or not the Pledgor is a Transmitting Utility, is listed on Annex A hereto for the Pledgor. The Pledgor shall not change its legal name, its type of organization (including without limitation its status as (x) a Registered Organization, in the case of each Registered Organization or (y) a Transmitting Utility or a Person which is not a Transmitting Utility, as the case may be), its jurisdiction of organization, its Location or its organizational identification number (if any) from that listed on Annex A hereto for the Pledgor or those that may have been established after the date of this Agreement in accordance with the immediately succeeding sentence of this Section 17. The Pledgor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) the Pledgor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Pledgee not less than 15 days' prior written notice of each change to the information listed on Annex A (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex A which shall correct all information contained therein for the Pledgor, and (ii) in connection with such respective change or changes, it shall have taken all action reasonably requested by the Pledgee to maintain the security interests of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that the Pledgor does not have an organizational identification number on the date hereof and later obtains one, the Pledgor shall promptly thereafter notify the Pledgee of such organizational identification number and shall take all actions reasonably satisfactory to the Pledgee to the extent necessary to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby fully perfected and in full force and effect.

                  18. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. Prior to the Termination Date, the obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof (except to the extent that any such modification expressly and directly relates to the Pledgor's obligations under this Agreement); (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

(v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any Subsidiary of the Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

                  19. REGISTRATION, ETC. (a) If there shall have occurred and be continuing an Event of Default then, and in every such case, upon receipt by the Pledgor from the Pledgee a written request or requests that the Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Securities, Limited Liability Company Interests or Partnership Interests of, or owned by, the Pledgor, the Pledgor as soon as practicable and at its expense will cause such registration to be declared effected (and be kept effective) and will cause such qualification and compliance to be declared effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements; provided, that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each other Secured Creditor and all others participating in the distribution of such Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

                  (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and the Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral, as the case may be, or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem reasonably necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion
(i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, in good faith deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

                  20. TERMINATION; RELEASE. (a) After the Termination Date, this Agreement and the security interest created by hereby shall automatically terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination), and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security, a Partnership Interest or a Limited Liability Company Interest (other than an Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv)(2). As used in this Agreement, "Termination Date" shall mean the date upon which the Total Revolving Loan Commitment under the Credit Agreement has been terminated and all Interest Rate Protection Agreements and Other Hedging Agreements entered into with any Other Creditors have been terminated, no Note under the Credit Agreement is outstanding and all Loans there under have been repaid in full, all Letters of Credit issued under the Credit Agreement have been terminated, and all other Obligations then due and payable have been paid in full in cash in accordance with the terms thereof.

                  (b) In the event that any part of the Collateral is sold or otherwise disposed of, in connection with a sale or other disposition permitted by the Secured Debt Agreements (other than a sale or other disposition to the Pledgor or any Subsidiary thereof) or is otherwise released with the consent of the Required Secured Creditors and the proceeds of such other sale or disposition or from such release are applied in accordance with the provisions of the Secured Debt Agreements to the extent required to be so applied, the Pledgee, at the request and expense of the Pledgor, will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral (and releases therefore) as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that the Pledgor desires that the Pledgee assign, transfer and deliver Collateral (and releases therefore) as provided in
Section 20(a) or (b) hereof, the Pledgor shall deliver to the Pledgee a certificate signed by an authorized officer of the Pledgor stating that the release of the respective Collateral is permitted pursuant to such Section 20(a) or (b).

                  (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with this Section 20.

                  21. NOTICES, ETC. All notices and communications hereunder shall be in writing and sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee or the Pledgor shall not be effective until received by the Pledgee or the Pledgor, as the case may be. All such notices and other communications shall be in writing and addressed as follows:

                  (a)      if to the Pledgor, at:

                  888 Seventh Avenue
                  25th Floor
                  New York, New York 10106
                  Attention: Richard Pyle
                  Telephone No.: (212) 246-6700
                  Telecopier No.: (212) 664-8906

                  (b)      if to the Pledgee, at:

                  60 Wall Street
                  New York, New York 10005
                  Attention: Carin Keegan
                  Telephone No.: (212) 250-6083
                  Telecopier No.: (212) 250-5690

                  (c) if to any Lender Creditor, at such address as such Lender Creditor shall have specified in the Credit Agreement;

                  (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Pledgor and the Pledgee;

                  (e) or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  22. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in accordance with the requirements specified in the Holdco Security Agreement.

                  23. MISCELLANEOUS. This Agreement shall and shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and assigns, provided that the Pledgor may not assign any of its rights or obligations hereunder.

                  24. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  25. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER THE PLEDGOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER THE PLEDGOR. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY THE PLEDGOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 21 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PLEDGEE UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGOR IN ANY OTHER JURISDICTION.

                  (b) THE PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  26. PLEDGOR'S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that the Pledgor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Pledgee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Pledgee be required or obligated in any manner to perform or fulfill any of the obligations of the Pledgor under or with respect to any Collateral.

                  27. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Pledgor and the Pledgee.

                  28. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  29. RECOURSE. This Agreement is made with full recourse to the Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgor contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                                     * * * *

                  IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                           TOWN SPORTS INTERNATIONAL HOLDINGS,
                                               INC., as Pledgor

                                           By: /s/ Richard Pyle
                                               _________________________________
                                               Name:   Richard Pyle
                                               Title:  Chief Financial Officer

Accepted and Agreed to:

Deutsche Bank Trust Company Americas,
  as Collateral Agent

By: /s/ Scottye Lindsey
    _______________________________
    Name:   Scottye Lindsey
    Title:  Vice President

                                                                         ANNEX A
                                                                              to
                                                                PLEDGE AGREEMENT

                  SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION
                  (AND WHETHER A REGISTERED ORGANIZATION AND/OR
             A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,
               LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

                                      Type of
                                   Organization
                                    (or, if the
                                   Pledgor is an    Registered
                                  Individual, so   Organization?   Jurisdiction of
Exact Legal Name of the Pledgor      indicate)       (Yes/No)        Organization
-------------------------------   --------------   -------------   ---------------
Town Sports International
Holdings, Inc.                     Corporation          Yes           Delaware

                                     Pledgor's Organization     Transmitting
Pledgor's Location (for purposes      Identification Number       Utility?
    of NY UCC Section 9-307)       (or, if none, so indicate)     (Yes/No)
--------------------------------   --------------------------   ------------
            Delaware                        3754592                 No

                                                                         ANNEX B
                                                                              to
                                                                PLEDGE AGREEMENT

                            SCHEDULE OF SUBSIDIARIES

                                                                             Jurisdiction of
            Entity                                Ownership                   Organization
-------------------------------   ----------------------------------------   ---------------
Town Sports International, Inc.   Town Sports International Holdings, Inc.      Delaware

                                                                         ANNEX C
                                                                              to
                                                                PLEDGE AGREEMENT

                                SCHEDULE OF STOCK

1.       TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

                                                                                    Sub-clause of
                                                                                   Section 3.2(a)
                                  Type of   Number of   Certificate   Percentage     of Pledge
  Name of Issuing Corporation     Shares     Shares         No.         Owned        Agreement
-------------------------------   -------   ---------   -----------   ----------   --------------
Town Sports International, Inc.   Common      1,000         CA-47          100%       3.2(a)(i)

                                                                         ANNEX D
                                                                              to
                                                                PLEDGE AGREEMENT

                                SCHEDULE OF NOTES

                                      None.

                                                                         ANNEX E
                                                                              to
                                                                PLEDGE AGREEMENT

                 SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS

                                      None.

                                                                         ANNEX F
                                                                              to
                                                                PLEDGE AGREEMENT

                        SCHEDULE OF PARTNERSHIP INTERESTS

                                      None.

                                                                         ANNEX G
                                                                              to
                                                                PLEDGE AGREEMENT

                       SCHEDULE OF CHIEF EXECUTIVE OFFICE

                                888 Seventh Avenue
                                25th Floor
                                New York, NY 10106

                                                                         ANNEX H
                                                                              to
                                                                PLEDGE AGREEMENT

    Form of Agreement Regarding Uncertificated Securities, Limited Liability
                   Company Interests and Partnership Interests

                  AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of ___________, among the undersigned pledgor (the "Pledgor"), Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Collateral Agent (the "Pledgee"), and __________, as the issuer of the [Uncertificated Securities] [Limited Liability Company Interests] [Partnership Interests] (defined below) (the "Issuer").

                              W I T N E S S E T H :

                  WHEREAS, the Pledgor and the Pledgee have entered into a Pledge Agreement, dated as of February 4, 2004 (as amended, modified or supplemented from time to time, the "Pledge Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), the Pledgor will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of the Pledgor in and to any and [all "uncertificated securities" (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) ("Uncertificated Securities")] [Partnership Interests (as defined in the Pledge Agreement)] [Limited Liability Company Interests (as defined in the Pledge Agreement)] issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such [Uncertificated Securities] [Partnership Interests] [Limited Liability Company Interests] being herein collectively called the "Issuer Pledged Interests"); and

                  WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to protect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledged Interests and to provide for the rights of the parties under this Agreement;

                  NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its permitted successors and assigns) not in contravention of the Pledge Agreement regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, after receiving a notice from the Pledgee stating that an "Event of Default" has occurred and is continuing, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its permitted successors and assigns) or a court of competent jurisdiction.

                                                                         ANNEX H
                                                                          Page 2

                  2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

                  3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests are fully paid and nonassessable.

                  4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

                            60 Wall Street
                            New York, New York 10005
                            Attention: Carin Keegan
                            Telephone No.: (212) 250-6083
                            Telecopier No.: (212) 250-5690

                  5. Until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full (other than contingent indemnification obligations which are not then due and payable) and this Agreement is terminated, the Issuer will, upon receiving notice from the Pledgee stating that an "Event of Default" has occurred and is continuing, send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgor only by wire transfers to the following address:

                           _________________________________
                           _________________________________
                           ABA No.:_________________________
                           Account in the Name of:__________
                           Account No.:_____________________

                  6. Except as expressly provided otherwise in Sections 4 and 5 above, all notices shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee, the Pledgor or the Issuer shall not be effective until received by the Pledgee, the Pledgor or the Issuer, as the case may be. All notices and other communications shall be in writing and addressed as follows:

                                                                         ANNEX H
                                                                          Page 3

                  (a)      if to the Pledgor, at:

                           _______________________
                           _______________________
                           _______________________
                           _______________________
                           Attention:_____________
                           Telephone No.:
                           Telecopier No.:

                  (b)      if to the Pledgee, at:

                           60 Wall Street
                           New York, New York 10005
                           Attention: Carin Keegan
                           Telephone No.: (212) 250-6083
                           Telecopier No.: (212) 250-5690

                  (c)      if to the Issuer, at:

                           _______________________
                           _______________________
                           _______________________

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 6, "Business Day" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

                  7. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in the manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.

                  8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

                                                                         ANNEX H
                                                                          Page 4

                  IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                         TOWN SPORTS INTERNATIONAL HOLDINGS,
                                         INC.,
                                           as Pledgor

                                         By /s/ Richard Pyle
                                            ------------------------------------
                                            Name:  Richard Pyle
                                            Title: Chief Financial Officer

                                         DEUTSCHE BANK TRUST COMPANY
                                          AMERICAS,
                                            not in its individual capacity but
                                            solely as Collateral Agent and
                                            Pledgee

                                         By /s/ Scottye Lindsey
                                            ------------------------------------
                                            Name:  Scottye Lindsey
                                            Title: Vice President

                                         [_______________________________],
                                                     as Issuer

                                         By ________________________________
                                            Name:
                                            Title:

                                Table of Contents

                                                                                                                     Page
                                                                                                                     ----
1.       SECURITY FOR OBLIGATIONS................................................................................      2

2.       DEFINITIONS.............................................................................................      3

3.       PLEDGE OF SECURITIES, ETC...............................................................................      6

         3.1      Pledge.........................................................................................      6
         3.2      Procedures.....................................................................................      9
         3.3      Subsequently Acquired Collateral...............................................................     11
         3.4      Transfer Taxes.................................................................................     11
         3.5      Definition of Pledged Notes....................................................................     11
         3.6      Certain Representations and Warranties Regarding the Collateral................................     11

4.       APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC............................................................     12

5.       VOTING, ETC., WHILE NO EVENT OF DEFAULT.................................................................     12

6.       DIVIDENDS AND OTHER DISTRIBUTIONS.......................................................................     12

7.       REMEDIES IN CASE OF AN EVENT OF DEFAULT.................................................................     13

8.       REMEDIES, CUMULATIVE, ETC...............................................................................     14

9.       APPLICATION OF PROCEEDS.................................................................................     14

10.      PURCHASERS OF COLLATERAL................................................................................     15

11.      INDEMNITY...............................................................................................     15

12.      PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER...............................................     15

13.      FURTHER ASSURANCES; POWER-OF-ATTORNEY...................................................................     16

14.      THE PLEDGEE AS COLLATERAL AGENT.........................................................................     16

15.      TRANSFER BY THE PLEDGOR.................................................................................     17

16.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR................................................     17

17.      LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING
         UTILITY); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES
         THERETO; ETC. ..........................................................................................     18

                                       (i)

                                Table of Contents
                                   (continued)

                                                                                                                     Page
                                                                                                                     ----
18.      PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC.....................................................................     19

19.      REGISTRATION, ETC.......................................................................................     20

20.      TERMINATION; RELEASE....................................................................................     21

21.      NOTICES, ETC............................................................................................     22

22.      WAIVER; AMENDMENT.......................................................................................     22

23.      MISCELLANEOUS...........................................................................................     22

24.      HEADINGS DESCRIPTIVE....................................................................................     23

25.      GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL..................................     23

26.      PLEDGOR'S DUTIES........................................................................................     24

27.      COUNTERPARTS............................................................................................     24

28.      SEVERABILITY............................................................................................     24

29.      RECOURSE................................................................................................     24

ANNEX A  -  SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION, JURISDICTION OF
            ORGANIZATION, LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS ANNEX B - SCHEDULE OF SUBSIDIARIES
ANNEX C  -  SCHEDULE OF STOCK
ANNEX D  -  SCHEDULE OF NOTES
ANNEX E  -  SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS
ANNEX F  -  SCHEDULE OF PARTNERSHIP INTERESTS
ANNEX G  -  SCHEDULE OF CHIEF EXECUTIVE OFFICES
ANNEX H  -  FORM OF AGREEMENT REGARDING UNCERTIFICATED SECURITIES, LIMITED
            LIABILITY COMPANY INTERESTS AND PARTNERSHIP INTERESTS

                                      (ii)